UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 27, 2016

(Date of earliest event reported)

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12441

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One St. Jude Medical Drive, St. Paul, Minnesota 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Merger Agreement

On April 27, 2016, St. Jude Medical, Inc., a Minnesota corporation (the “Company”), Abbott Laboratories, an Illinois corporation (“Parent”), Vault Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub 1”), and Vault Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things, the merger of Merger Sub 1 with and into the Company (the “First Merger”), with the Company surviving the First Merger, subject to the terms and conditions set forth in the Merger Agreement.  Promptly following the First Merger, the Company shall merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving such Second Merger, subject to the terms and conditions set forth in the Merger Agreement.

The respective boards of directors of the Company and Parent have approved the Merger Agreement, and the board of directors of the Company has agreed to recommend that the Company’s shareholders vote to adopt the Merger Agreement, subject to certain limited exceptions set forth in the Merger Agreement.

Each outstanding share of the Company’s common stock (except for shares owned directly or indirectly by Parent or any subsidiary of Parent or any subsidiary of the Company and other than shares as to which dissenters’ rights have been properly exercised) will be converted at the time of the First Merger into the right to receive (x) $46.75 in cash, without interest thereon, and (y) 0.8708 of a validly issued, fully paid and non-assessable common share of Parent (such ratio as may be adjusted pursuant to Sections 2.06 and 2.09 of the Merger Agreement), less any applicable withholding taxes.  Based on the volume weighted average price for Parent common stock of $43.93 for the five-day period ended on April 26, 2016, the value of the consideration to be received per share of Company common stock is approximately $85, and the aggregate consideration to be paid to the Company’s shareholders is approximately $25 billion.  The treatment in the First Merger of the Company’s outstanding stock options, restricted stock units and restricted share awards is described in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company and Parent. The Company and Parent have agreed to various covenants and agreements, including, among other things, to carry on their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and the closing date of the First Merger.  Subject to certain exceptions, the parties have agreed they will use reasonable best efforts to cause the First Merger to be consummated.

Completion of the First Merger is subject to customary closing conditions, including (i) adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding Company common shares, (ii) effectiveness of the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”)  by Parent in connection with the registration of the Parent common shares to be issued in the First Merger, (iii) the expiration of the waiting period applicable to the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other specified antitrust approvals, (iv) subject to specified materiality thresholds, the accuracy of the representations and warranties of the other party, (v) the other party having performed in all material respects all of its obligations under the Merger Agreement, (vi) the absence of a material adverse effect, as defined in the Merger Agreement, on the other party, and (vii) and the receipt by each party of opinions to the effect that the transaction will be treated as a reorganization for U.S. federal income tax purposes.

The Company will be restricted from soliciting alternative acquisition proposals and may only respond to certain unsolicited proposals prior to obtaining the Company’s shareholder approval. If the Merger Agreement were to be terminated by the Company in order to accept an unsolicited alternative acquisition proposal that is superior to the First Merger (subject to the terms and conditions of the Merger Agreement), the Company would be required to pay Parent a termination fee of $685 million.

This summary of the terms of the Merger Agreement is intended to provide information about the terms of the Merger Agreement and the Mergers. The terms of and information in the Merger Agreement should not be relied upon as disclosures about the Company, Parent or Merger Subs. The terms of the Merger Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, among the parties in relation to the

Mergers, rather than establishing such matters as facts. In particular, the representations and warranties made by the parties to each other in the Merger Agreement have been negotiated among the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the First Merger should events or circumstances change or be different from those stated in the representations and warranties. Some of those representations and warranties may not be accurate or complete as of any specified date and may be subject to a contractual standard of materiality different from what might be viewed as material to investors, and may be qualified by confidential disclosure schedules to the Merger Agreement. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties or any description thereof as characterizations of the actual state of facts of the Company, Parent, or any of their respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 27, 2016, the Board of Directors (the “Board”) of the Company unanimously approved for each of the Company’s named executive officers and certain other key executives a tax gross-up payment (“Gross-Up Payment”) in the event that any payments or distributions made to such officers in connection with the First Merger (collectively, the “Total Payments”) become subject to an excise tax pursuant to Section 280G and Section 4999 of the Internal Revenue Code or any successor provision thereto, or any interest, penalties or additions to tax with respect to such excise tax (referred to as the “Excise Tax”); provided, however, that no such officer will be entitled to any Gross-Up Payment in the event such officer has voluntarily resigned or been terminated for cause prior to the closing of the First Merger.

The amount of the Gross-Up Payment shall be sufficient such that, after paying (A) any Excise Tax on the Total Payments, (B) any federal, state or local income or employment taxes and Excise Tax on the Gross-Up Payment, and (C) any interest and penalties or additions to tax imposed in respect of the Excise Tax, each eligible officer will retain an amount of the Gross-Up Payment equal to the Excise Tax imposed on the Total Payments.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2016, the Board unanimously approved and adopted, effective as of such date, amendments to the Company’s Bylaws (the “Bylaws”) with the following effect:

•                  amending Article I, Section 1 to provide that the interval between annual meetings of the shareholders may be extended beyond 14 months if the Board anticipates that a meeting of the shareholders will be called to consider and vote upon a proposal relating to a change of control transaction involving the Company and such meeting will be called and held in the same calendar year and the Board deems it to be in the best interests of the Company and its shareholders to combine the annual meeting of the shareholders and the meeting to consider the change of control transaction, in which case the Board may hold the annual meeting at a later date; provided, that, in any event, an annual meeting of the shareholders shall be held in each calendar year (as required by applicable continued listing rules of the exchange where the Company’s shares are traded); and

•                  adding a provision making Minnesota the sole and exclusive forum in which shareholders of the Company (including any beneficial owner) may bring internal corporate claims.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws and the full text of the amendments. The full text of the amendments is attached hereto as Exhibit 3.2.

Item 8.01                                           Other Events

Press Release and Investor Presentation.

On April 28, 2016, the Company and Parent issued a joint press release (the “Joint Press Release”) announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1.

On April 28, 2016, Parent intends to hold an investor conference call regarding the Mergers.  The slides that will be made available in connection with the conference call (the “Investor Presentation”) are attached hereto as Exhibit 99.2.

Timing of Annual Meeting.

Due to the Company’s entry into the Merger Agreement, the Annual Meeting of the Company (the “Annual Meeting”), previously scheduled for May 4, 2016, has been cancelled and will be noticed and called at a later date.  The Company expects that, at the Annual Meeting, the various matters set forth in the previously filed proxy statement and the transaction described in Item 1.01 above will be presented to and considered by shareholders.  A new proxy statement will be prepared, filed with the SEC, and mailed to shareholders for such meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the First Merger; the expected timing of the completion of the First Merger; the ability to complete the First Merger considering the various closing conditions, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits from the First Merger may not materialize as expected; that the First Merger may not be timely completed, if at all; that, prior to the completion of the Mergers, the Company’s business may not perform as expected due to First Merger-related uncertainty or other factors; and other risks that are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended January 2, 2016. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Additional Information

In connection with the proposed transaction, Parent intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus of Parent and a proxy statement of the Company (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. Investors and security holders of the Company are urged to carefully read the entire registration statement and proxy statement/prospectus and other relevant documents filed with the SEC when they become available, because they will contain important information. A definitive proxy statement/prospectus will be sent to the Company’s shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Parent or the Company as described in the paragraphs below.

The documents filed by Parent with the SEC may be obtained free of charge at Parent’s website at www.abbott.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Parent by requesting them by mail at Abbott Laboratories, 6100 Abbott Park Road, Abbott Park, IL 60064-6400, Attention Investor Relations, or by telephone at (224) 667-8945.

The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.sjm.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at St. Jude Medical, One St. Jude Medical Drive, St. Paul, MN 55117, Attention: Investor Relations, or by telephone at (651) 756-4347.

The Company, Parent and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies from the Company shareholders in connection with the proposed transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Parent and their ownership of Parent common shares is set forth in the definitive proxy statement for Parent’s 2016 annual meeting of shareholders, as previously filed with the SEC on March 18, 2016. Information about the directors and executive officers of the Company and their ownership of the Company common shares is set forth in the definitive proxy statement for the Company’s 2016 annual meeting of shareholders, as previously filed with the SEC on March 22, 2016. Free copies of these documents may be obtained as described in the paragraphs above.

Item 9.01                                           Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2016, by and among St. Jude Medical, Inc., Abbott Laboratories, Vault Merger Sub, Inc. and Vault Merger Sub, LLC.*

3.2	Amendments to the Bylaws of St. Jude Medical, Inc., effective as of April 27, 2016.

99.1	Joint Press Release, issued by St. Jude Medical, Inc. and Abbott Laboratories on April 28, 2016.

99.2	Investor Presentation, made available by Abbott Laboratories and St. Jude Medical, Inc. on April 28, 2016.

*       Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

DATE: April 28, 2016	By:	/s/ John C. Heinmiller
	Name:	John C. Heinmiller
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of April 27, 2016, by and among St. Jude Medical, Inc., Abbott Laboratories, Vault Merger Sub, Inc. and Vault Merger Sub, LLC.*

3.2	Amendments to the Bylaws of St. Jude Medical, Inc., effective as of April 27, 2016.

99.1	Joint Press Release, issued by St. Jude Medical, Inc. and Abbott Laboratories on April 28, 2016.

99.2	Investor Presentation, made available by Abbott Laboratories and St. Jude Medical, Inc. on April 28, 2016.

*                      Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.